Promissory Notes	6 Months Ended
Jun. 30, 2025
Promissory Notes [Abstract]
PROMISSORY NOTES

NOTE 19 — PROMISSORY NOTES

In connection with the Preferred Share Repurchase as discussed in Note 7 — Convertible Redeemable Preferred Shares, the Company issued unsecured promissory notes with an aggregate principal balance of $100,000,000. The promissory notes mature on April 9, 2027 and their principal balance may be paid in whole or in part prior to maturity. The promissory notes require quarterly interest payments in arrears based on the Federal Reserve’s Daily Secured Overnight Financing Rate plus a spread. The required spread for the first year is one percent and four percent for the second year the promissory notes are outstanding.

As of June 30, 2025, the aggregate principal balance was $100,000,000 and the accrued interest expense recognized was $1,194,055. The effective rate as of June 30, 2025 was 5.45%.